SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2006

Neuralstem, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850
(Address of Principal Executive Offices)

(301) 366-4841
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On October 30, 2006, Neuralstem, Inc. (“Neuralstem”) filed its answer and counterclaim to the complaint filed against it by StemCells, Inc. (“StemCells”) on July 28, 2006 in the United States Districted Court for the District of Maryland, Southern District, Case Number AW 06 DV 1877.

In its answer, Neuralstem denies any infringement of the StemCells’ patent. In its counterclaims, Neuralstem asserts that StemCells has: (i) violated Section 2 of the Sherman Antitrust Act; and (ii) that StemCells patents are invalid. Neuralstem is requesting the court grant it relief, including but not limited to; (i) ordering, adjudging and decreeing that StemCells patents are unenforceable; and (ii) ordering, adjudging and decreeing that StemCells patents are invalid.

Item 9.01     Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Answer and Counterclaims to Plaintiff’s Second Amended Complaint filed by Neuralstem on October 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UNIPRO FINANCIAL SERVICES, INC.

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: November 6, 2006